NUVEEN PREFERRED SECURITIES FUND

SUPPLEMENT DATED JANUARY 1, 2011

TO THE PROSPECTUS DATED JANUARY 30, 2010

Effective January 1, 2011, Nuveen Asset Management, the fund’s investment adviser, has changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors has formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities. Nuveen Asset Management, LLC now serves as the fund’s sub-adviser, and the fund’s portfolio manager has become an employee of Nuveen Asset Management, LLC rather than Nuveen Fund Advisors. Nuveen Fund Advisors will compensate Nuveen Asset Management, LLC for the portfolio management services it provides to the fund from the fund’s management fee, which will not change as a result of this reorganization. Nuveen Fund Advisors and Nuveen Asset Management, LLC retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

The first paragraph of the section entitled “How We Manage Your Money—Who Manages the Funds—Management Fee” is hereby replaced in its entirety with the following:

The management fee schedule for the fund consists of two components—a fund-level fee, based only on the amount of assets within the fund, and a complex-level fee, based on the aggregate amount of all qualifying fund assets managed by Nuveen Fund Advisors and its affiliates.

The second sentence of the first paragraph of the section entitled “How You Can Buy and Sell Shares—Special Services—Exchanging Shares” is hereby replaced in its entirety with the following:

Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging, and, if your shares are held with a financial intermediary, the financial intermediary must have the operational capability to support exchanges.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-INV5-0111P

NUVEEN PREFERRED SECURITIES FUND

SUPPLEMENT DATED JANUARY 1, 2011

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 30, 2010

The following changes are effective January 1, 2011:

Nuveen Asset Management, the Fund’s investment adviser, has changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors” or the “Adviser”). Concurrently, Nuveen Fund Advisors has formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities. Nuveen Asset Management, LLC now serves as the Fund’s sub-adviser, and the Fund’s portfolio manager has become an employee of Nuveen Asset Management, LLC rather than Nuveen Fund Advisors. Nuveen Fund Advisors will compensate Nuveen Asset Management, LLC for the portfolio management services it provides to the Fund from the Fund’s management fee, which will not change as a result of this reorganization. Nuveen Fund Advisors and Nuveen Asset Management, LLC retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

The following sub-section is hereby added to the section entitled “Fund Manager,” which is hereby renamed “Fund Manager and Sub-Adviser”:

Sub-Adviser

The Adviser has selected its wholly-owned subsidiary, Nuveen Asset Management, LLC, to serve as sub-adviser to manage the investment portfolio of the Fund. The Adviser pays Nuveen Asset Management, LLC a portfolio management fee equal to 60% of the advisory fee paid to the Adviser for its services to the Fund (net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser in respect of the Fund).

The sixth paragraph of the section entitled “Fund Manager” is hereby replaced in its entirety with the following:

The Fund’s management fee is divided into two components—a complex-level fee based on the aggregate amount of all qualifying Fund assets managed by the Adviser and its affiliates, and a specific fund-level fee based only on the amount of assets within each individual Fund. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser and its affiliates. Under no circumstances will this pricing structure result in the Fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented.

The first sentence of the eighth paragraph of the section entitled “Fund Manager” is hereby replaced in its entirety with the following:

The annual complex-level management fee for the Fund, payable monthly, which is additive to the fund-level fee, is based on the aggregate amount of total qualifying assets managed for all Nuveen Funds as stated in the table below.

The footnote to the table in the ninth paragraph of the section entitled “Fund Manager” is hereby replaced in its entirety with the following:

* The complex-level fee component of the management fee for the Fund is calculated based upon the aggregate daily managed assets of all Nuveen Funds, with such daily managed assets defined separately for each Fund in its management agreement, but excluding assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Funds in connection with Nuveen Fund Advisor’s assumption of the management of the former First American Funds effective January 1, 2011. Managed assets include closed-end fund assets managed by Nuveen Fund Advisors that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by Nuveen Fund Advisors as to certain Funds to limit the amount of such assets for determining managed assets in certain circumstances.

The last sentence of the first paragraph of the section entitled “Management” is hereby replaced in its entirety with the following:

The trustees of the Trust are directors or trustees, as the case may be, of 116 Nuveen-sponsored open-end funds (the “Nuveen Mutual Funds”) and 130 Nuveen-sponsored closed-end funds (collectively with the Nuveen Mutual Funds, the “Nuveen Funds”).

For each trustee of the Trust, the “Number of Portfolios in Fund Complex Overseen by Trustee” is hereby increased to 246.

Virginia L. Stringer has been named an independent trustee of the Trust.

Name, Business Address and Birthdate	Position(s) Held with the Funds	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Virginia L. Stringer 333 West Wacker Drive Chicago, IL 60606 (8/16/44)	Trustee	Term- Indefinite* Length of Service- Since 2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex from 1987-2010 and Chair from 1997-2010.	246	See Principal Occupation Description

In the section entitled “Management—Board Committees,” Carole E. Stone has replaced Jack B. Evans as a member of the Board’s Audit Committee, and Mr. Evans has replaced Ms. Stone as a member of the Board’s Compliance, Risk Management & Regulatory Oversight Committee (the “Compliance Committee”). In addition, Judith M. Stockdale has succeeded William J. Schneider as Chair of the Compliance Committee, and Ms. Stringer has been named a member of the Board’s Compliance Committee and Nominating & Governance Committee.

The following is added as the third paragraph of the section entitled “Management—Compensation”:

Effective January 1, 2011, independent trustees receive a $120,000 annual retainer plus (a) a fee of $4,500 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of

$3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled Board meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; and (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives $75,000, the chairpersons of the Audit Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee receive $10,000 each and the chairperson of the Nominating and Governance Committee receives $5,000 as additional retainers. Independent trustees also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen Funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen Funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each Fund.

The following is hereby added as the third sentence of the third paragraph of the section entitled “Purchase and Redemption of Fund Shares—Shareholder Programs—Exchange Privilege”:

If your shares are held with a financial intermediary, the financial intermediary must have the operational capability to support exchanges.

The first two paragraphs of the section entitled “Purchase and Redemption of Fund Shares—General Matters” are hereby deleted.

The section entitled “Purchase and Redemption of Fund Shares—General Matters—Other Compensation to Certain Dealers” is hereby replaced in its entirety with the following:

Additional Payments to Financial Intermediaries

In addition to the sales charge payments and the distribution, service and transfer agency fees described in the Prospectus and elsewhere in this Statement of Additional Information, the Adviser and/or Nuveen Investments, LLC, the Fund’s distributor (the “Distributor”) may make additional payments out of its own assets to selected intermediaries that sell shares of the Nuveen Mutual Funds (such as brokers, dealers, banks, registered investment advisors, retirement plan administrators and other intermediaries; hereinafter, individually, “Intermediary,” and collectively, “Intermediaries”) under the categories described below for the purposes of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services.

The amounts of these payments could be significant and may create an incentive for an Intermediary or its representatives to recommend or offer shares of the Nuveen Mutual Funds to its customers. The Intermediary may elevate the prominence or profile of the Funds within the Intermediary’s organization by, for example, placing the Funds on a list of preferred or recommended funds and/or granting the Adviser and/or the Distributor preferential or enhanced opportunities to promote the Funds in various ways within the Intermediary’s organization.

These payments are made pursuant to negotiated agreements with Intermediaries. The payments do not change the price paid by investors for the purchase of a share or the amount the Fund will receive as proceeds from such sales. Furthermore, these payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s Prospectus and described above because they are not paid by the Fund.

The categories of payments described below are not mutually exclusive, and a single Intermediary may receive payments under all categories.

Marketing Support Payments and Program Servicing Payments

The Adviser and/or the Distributor may make payments for marketing support and/or program servicing to selected Intermediaries that are registered as holders or dealers of record for accounts invested in one or more of the Nuveen Mutual Funds or that make Nuveen Mutual Fund shares available through employee benefit plans or fee-based advisory programs to compensate them for the variety of services they provide.

Marketing Support Payments. Services for which an Intermediary receives marketing support payments may include business planning assistance, advertising, educating the Intermediary’s personnel about the Nuveen Mutual Funds in connection with shareholder financial planning needs, placement on the Intermediary’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the Intermediary. In addition, Intermediaries may be compensated for enabling Nuveen representatives to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other events sponsored by the Intermediary.

The Adviser and/or the Distributor compensate Intermediaries differently depending upon, among other factors, the number or value of Fund shares that the Intermediary sells or may sell, the value of the assets invested in the Funds by the Intermediary’s customers, redemption rates, ability to attract and retain assets, reputation in the industry and the level and/or type of marketing assistance and educational activities provided by the Intermediary. Such payments are generally asset-based but also may include the payment of a lump sum.

Program Servicing Payments. Services for which an Intermediary receives program servicing payments typically include recordkeeping, reporting, or transaction processing, but may also include services rendered in connection with Fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. An Intermediary may perform program services itself or may arrange with a third party to perform program services.

Program servicing payments typically apply to employee benefit plans, such as retirement plans, or fee-based advisory programs but may apply to retail sales and assets in certain situations. The payments are based on such factors as the type and nature of services or support furnished by the Intermediary and are generally asset-based.

Marketing Support and Program Servicing Payment Guidelines. In the case of any one Intermediary, marketing support and program servicing payments are not expected, with certain limited exceptions, to exceed, in the aggregate, 0.35% of the average net assets of Fund shares attributable to that Intermediary on an annual basis. In connection with the sale of a business by U.S. Bank, N.A. (which was the parent company of a firm a portion of whose business has since been acquired by the Adviser) to Great-West Life & Annuity Insurance Company (“Great-West”), the Adviser has a services agreement with GWFS Equities, Inc., an affiliate of Great-West, which provides for payments of up to 0.60% of the average net assets of Fund shares attributable to GWFS Equities, Inc. on an annual basis.

Other Payments

From time to time, the Adviser and/or the Distributor, at their expense, may provide other compensation to Intermediaries that sell or arrange for the sale of shares of the Funds, which may be in addition to marketing support and program servicing payments described above. For example, the Adviser and/or the Distributor may: (i) compensate Intermediaries for National Securities Clearing Corporation networking system services (e.g., shareholder communication, account statements, trade confirmations, and tax reporting) on an asset-based or per account basis; (ii) compensate Intermediaries for providing Fund shareholder trading information; (iii) make one-time or periodic payments to reimburse selected Intermediaries for items such as ticket charges (i.e., fees that an Intermediary charges its representatives for effecting transactions in Fund shares) of up to $25 per purchase or exchange order, operational charges (e.g., fees that an Intermediary charges for establishing a Fund on its trading system), and literature printing and/or distribution costs; and (iv) at the direction of a retirement plan’s sponsor, reimburse or pay direct expenses of an employee benefit plan that would otherwise be payable by the plan.

When not provided for in a marketing support or program servicing agreement, the Adviser and/or the Distributor may pay Intermediaries for enabling the Adviser and/or the Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other Intermediary employees, client and investor events and other Intermediary -sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. These payments may vary depending upon the nature of the event. The Adviser and/or the Distributor make payments for such events as they deem appropriate, subject to their internal guidelines and applicable law. Wholesale representatives of the Distributor may receive additional compensation if they meet certain targets for sales of one or more Nuveen Mutual Funds.

The Adviser and/or the Distributor occasionally sponsors due diligence meetings for registered representatives during which they receive updates on various Nuveen Mutual Funds and are afforded the opportunity to speak with portfolio managers. Although invitations to these meetings are not conditioned on selling a specific number of shares, those who have shown an interest in Nuveen Mutual Funds are more likely to be considered. To the extent permitted by their firm’s policies and procedures, all or a portion of registered representatives’ expenses in attending these meetings may be covered by the Adviser and/or the Distributor.

Certain third parties, affiliates of the Adviser, and employees of the Adviser or its affiliates may receive cash compensation from the Adviser and/or the Distributor in connection with establishing new client relationships with the Nuveen Mutual Funds. Total compensation of employees of the Adviser and/or the Distributor with marketing and/or sales responsibilities is based in part on their generation of new client relationships, including new client relationships with the Nuveen Mutual Funds.

Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. Investors can ask their Intermediary for information about any payments it receives from the Adviser and/or the Distributor and the services it provides for those payments.

Investors may wish to take Intermediary payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

Intermediaries Receiving Additional Payments

The following is a list of Intermediaries receiving one or more of the types of payments discussed above as of January 1, 2011:

ADP Broker-Dealer, Inc.

American Enterprise Investment Services, Inc.

American United Life Insurance Company

Ameriprise Financial Services, Inc.

Ascensus (formerly BISYS Retirement Services, Inc.)

Banc of America Investment Services, Inc.

Benefit Plans Administrative Services, Inc.

Benefit Trust Company

Charles Schwab & Co., Inc.

Citigroup Global Markets Inc. / Morgan Stanley Smith Barney LLC

Commonwealth Equity Services, LLP, DBA Commonwealth Financial Network

Country Trust Bank

CPI Qualified Plan Consultants, Inc.

Digital Retirement Solutions, Inc.

Dyatech, LLC

ExpertPlan, Inc.

Fidelity Brokerage Services LLC / National Financial Services LLC

Fidelity Investments Institutional Operations Company, Inc.

Genesis Employee Benefits, Inc. DBA America’s VEBA Solution

GWFS Equities, Inc.

Hartford Life Insurance Company

Hartford Securities Distribution Company, Inc.

Hewitt Associates LLC

ICMA Retirement Corporation

ING Institutional Plan Services, LLC / ING Investment Advisors, LLC (formerly CitiStreet LLC / CitiStreet Advisors LLC)

ING Life Insurance and Annuity Company / ING Institutional Plan Services LLC

J.P. Morgan Retirement Plan Services, LLC

Janney Montgomery Scott LLC

Leggette Actuaries, Inc.

Lincoln Retirement Services Company LLC / AMG Service Corp.

Linsco/Private Ledger Corp.

Marshall & Ilsley Trust Company, N.A.

Massachusetts Mutual Life Insurance Company

Mercer HR Outsourcing LLC

Merrill Lynch, Pierce, Fenner & Smith Inc.

MetLife Securities, Inc.

Mid Atlantic Capital Corporation

Morgan Stanley & Co., Incorporated / Morgan Stanley Smith Barney LLC

MSCS Financial Services, LLC

Nationwide Financial Services, Inc.

Newport Retirement Services, Inc.

NYLife Distributors LLC

Pershing LLC

Princeton Retirement Group / GPC Securities, Inc.

Principal Life Insurance Company

Prudential Insurance Company of America (The)

Prudential Investment Management Services, LLC / Prudential Investments LLC

Raymond James & Associates / Raymond James Financial Services, Inc.

RBC Dain Rauscher, Inc.

Reliance Trust Company

Retirement Plan Company, LLC (The)

Robert W. Baird & Co., Inc.

Stifel, Nicolaus & Co., Inc.

T. Rowe Price Investment Services, Inc. / T. Rowe Price Retirement Plan Services, Inc.

TD Ameritrade, Inc.

TD Ameritrade Trust Company (formerly Fiserv Trust Company / International Clearing Trust Company)

TIAA-CREF Individual & Institutional Services, LLC

U.S. Bancorp Investments, Inc.

U.S. Bank, N.A.

UBS Financial Services, Inc.

Unified Trust Company, N.A.

VALIC Retirement Services Company (formerly AIG Retirement Services Company)

Vanguard Group, Inc.

Wachovia Bank, N.A.

Wachovia Securities, LLC

Wells Fargo Advisors, LLC

Wells Fargo Bank, N.A.

Wilmington Trust Company

Wilmington Trust Retirement and Institutional Services Company (formerly AST Capital Trust Company)

Any additions, modifications or deletions to the list of Intermediaries identified above that have occurred since December 30, 2010 are not reflected in the list.

PLEASE KEEP THIS WITH YOUR

FUND’S STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

MGN-INV5S-0111P